EXHIBIT 99.1

News Release

Contact:

William L. Prater	Will Fisackerly
Treasurer and Chief Financial Officer	First Vice President and Director of Investor Relations
662/680-2000	662/680-2475

BancorpSouth Announces First Quarter 2012 Earnings of

$22.9 Million or $0.25 per Diluted Share

TUPELO, Miss., April 23, 2012/PRNewswire-FirstCall via COMTEX/ — BancorpSouth, Inc. (NYSE: BXS) today announced financial results for the quarter ended March 31, 2012. The Company reported net income of $22.9 million, or $0.25 per diluted share, for the first quarter of 2012 compared with a net loss of $0.5 million, or $0.01 per diluted share, for the first quarter of 2011 and net income of $13.3 million, or $0.16 per diluted share, for the fourth quarter of 2011.

“Our results for the first quarter reflect our highest level of quarterly earnings in over two years,” remarked Aubrey Patterson, Chairman and Chief Executive Officer of BancorpSouth. “We are also pleased to report additional meaningful improvement in asset quality. Earnings for the quarter reflect decreases in credit costs as a result of asset quality improvement as well as another exceptional quarter for our noninterest revenue lines of business, particularly our mortgage operation.”

Earnings for the quarter benefited from a reduction in the provision for credit losses to $10.0 million compared to $53.5 million for the first quarter of 2011 and $19.3 million for the fourth quarter of 2011. Non-performing loans (“NPLs”) declined $37.0 million, or 11.5 percent, during the first quarter of 2012 to $285.2 million at March 31, 2012 compared with $322.3 million at December 31, 2011. NPLs have declined $139.8 million, or 32.9 percent, from $425.0 million at March 31, 2011. In addition, gross nonaccrual loan formation was $40.4 million for the first quarter of 2012 compared to $111.2 million for the first quarter of 2011 and $39.5 million for the fourth quarter of 2011. Total loans 30 – 89 days past due decreased during the first quarter of 2012 to $29.0 million at March 31, 2012 from $37.5 million at December 31, 2011. Net charge-offs decreased $0.5 million, or 2.0 percent, to $23.3 million for the first quarter of 2012 compared with $23.8 million for the fourth quarter of 2011. Net charge-offs during the first quarter of 2012 included $15.4 million of charge-offs of loans which had been impaired and reserved for in prior quarters.

Patterson added, “We continue to benefit from solid results produced by our noninterest revenue lines of business. Our mortgage business generated $395.1 million of new loans during the first quarter and contributed $15.1 million of revenue including a positive mortgage servicing rights (“MSR”) valuation adjustment of $3.7 million. Also, our insurance group produced organic growth on both a comparable and sequential quarter basis.”

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Box 789 Tupelo, MS 38802-0789 (662) 680-2000

is a financial holding company.

BXS Announces First Quarter Results

April 23, 2012

Net Interest Revenue

Net interest revenue was $105.6 million for the first quarter of 2012, a decrease of 3.5 percent from $109.4 million for the first quarter of 2011 and a decrease of 1.8 percent from $107.5 million for the fourth quarter of 2011. The fully taxable equivalent net interest margin was 3.66 percent for the first quarter of 2012 compared with 3.69 percent for both the first and fourth quarters of 2011.

Asset, Deposit and Loan Activity

Total assets were $13.3 billion at March 31, 2012 compared with $13.5 billion at March 31, 2011. Total deposits were $11.1 billion at March 31, 2012, a decrease of 3.3 percent from $11.5 billion at March 31, 2011. Loans and leases, net of unearned income, were $8.7 billion at March 31, 2012, a decrease of 5.5 percent from $9.2 billion at March 31, 2011.

The construction, acquisition, and development (“CAD”) loan portfolio, which decreased $259.2 million, or 23.2 percent, from March 31, 2011 to March 31, 2012, accounted for 54.5 percent of the decline in net loans and leases over the same time period. Excluding the impact of the CAD loan portfolio, net loans and leases declined $216.7 million, or 2.7 percent, during this period.

Patterson added, “Deposit balances at the end of the first quarter of 2012 compared to the end of the first quarter of 2011 reflect a shift from time deposits and interest bearing demand deposits to savings and noninterest bearing demand deposits.” Time deposits, which decreased $623.0 million, or 17.9 percent, during this period, were offset partially by significant growth in noninterest bearing demand deposits, which increased $232.0 million, or 11.4 percent, over the period. Additionally, savings deposits increased $134.7 million, or 14.4 percent, while interest bearing demand deposits decreased $125.5 million, or 2.5 percent, over the period. As of March 31, 2012, approximately $1.1 billion of time deposits were scheduled to mature during the following two quarters at a weighted average rate of 1.02 percent.

Provision for Credit Losses and Allowance for Credit Losses

For the first quarter of 2012, the provision for credit losses was $10.0 million, compared with $53.5 million for the first quarter of 2011 and $19.3 million for the fourth quarter of 2011. The decrease in the provision for credit losses reflects a decline in the formation of new non-accrual loans, including fewer loans being identified for impairment, continued stabilization in values of previously impaired loans, decreased past due balances and lower net charge-offs.

Net charge-offs for the first quarter of 2012 were $23.3 million, compared with $52.1 million for the first quarter of 2011 and $23.8 million for the fourth quarter of 2011. Recoveries increased to $5.5 million for the first quarter of 2012, compared with $1.7 million for the first quarter of

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BXS Announces First Quarter Results

April 23, 2012

2011 and $2.6 million for the fourth quarter of 2011. Annualized net charge-offs were 1.06 percent of average loans and leases for the first quarter of 2012, compared with 2.24 percent for the first quarter of 2011 and 1.06 percent for the fourth quarter of 2011.

NPLs were $285.2 million, or 3.26 percent of net loans and leases, at March 31, 2012 compared with $425.0 million, or 4.61 percent of net loans and leases, at March 31, 2011 and $322.3 million, or 3.63 percent of net loans and leases, at December 31, 2011. The allowance for credit losses was $181.8 million, or 2.08 percent of net loans and leases, at March 31, 2012 compared with $198.3 million, or 2.15 percent of net loans and leases, at March 31, 2011 and $195.1 million, or 2.20 percent of net loans and leases, at December 31, 2011. Patterson added, “The first quarter reduction in the allowance for credit losses was driven primarily by charge-offs of $15.4 million associated with loans that had been identified and reported as impaired and were reserved for in previous quarters.”

NPLs at March 31, 2012 consisted primarily of $253.2 million of nonaccrual loans, compared with $276.8 million of nonaccrual loans at December 31, 2011. Included in the reduction of nonaccrual loans during the first quarter of 2012 were payments received on nonaccrual loans of $20.6 million. NPLs at March 31, 2012 also included $1.7 million of loans 90 days or more past due and still accruing, compared with $3.4 million at December 31, 2011, and included restructured loans still accruing of $30.3 million at March 31, 2012, compared with $42.0 million at December 31, 2011. Loans and leases 30 to 89 days past due were $29.0 million at March 31, 2012 compared with $37.5 million at December 31, 2011.

At March 31, 2012, $76.3 million of NPLs were residential CAD loans, $45.1 million were other CAD loans, $46.8 million were commercial real estate loans and $52.2 million were consumer mortgages. NPLs from all other loan types totaled $64.8 million at March 31, 2012. Included in nonaccrual loans at March 31, 2012 were $137.5 million of loans, or 54.3 percent of total nonaccrual loans, that were paying as agreed, compared with $141.2 million, or 51.0 percent, at the end of the fourth quarter of 2011. These loans were generally placed on nonaccrual status because the collateral values were less than the outstanding balances, and because of uncertainty as to whether the borrowers possessed adequate liquidity or will be able to generate sufficient cash flow to satisfy the debt given the short-fall in collateral values. Such loans are generally deemed to be impaired, with a specific reserve established for the difference in the balance owed and the disposition value of the collateral.

At the end of the first quarter, 83.4 percent of nonaccrual loans were determined to be collateral dependent, and after write-downs and specific reserves, the remaining book balance of these loans was 69.6 percent of the unpaid principal balance. At March 31, 2012, coverage of unimpaired nonaccrual loans by the nonspecified allowance for credit losses was 371 percent and coverage of unimpaired NPLs by the nonspecified allowance for credit losses was 211 percent.

Other real estate owned (“OREO”) decreased $6.0 million to $167.8 million during the first quarter of 2012. This decrease reflected $10.8 million added through foreclosure, offset by sales of other real estate owned of $11.8 million. OREO sales were $16.7 million for the fourth quarter of 2011. Write-downs in the value of existing properties were $5.0 million for the first quarter of 2012, representing a decrease of $3.7 million from $8.7 million for the fourth quarter

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BXS Announces First Quarter Results

April 23, 2012

of 2011. Sales of OREO during the first quarter of 2012 resulted in no material net gain or loss, consistent with the fourth quarter of 2011. At March 31, 2012, OREO was carried at 52.4 percent of the aggregate loan balances at the time of foreclosure, compared with 54.5 percent at December 31, 2011.

Noninterest Revenue

Noninterest revenue was $72.4 million for the first quarter of 2012, compared with $68.3 million for the first quarter of 2011 and $65.3 million for the fourth quarter of 2011. These results included positive MSR valuation adjustments of $3.7 million and $2.5 million for the first quarters of 2012 and 2011, respectively, and a negative MSR valuation adjustment of $1.0 million for the fourth quarter of 2011.

Excluding the MSR valuation adjustments, net mortgage lending revenue was $11.4 million for the first quarter of 2012, compared with $5.0 million for the first quarter of 2011 and $9.9 million for the fourth quarter of 2011. Mortgage origination volume for the first quarter of 2012 was $395.1 million, compared with $202.8 million for the first quarter of 2011 and $389.6 million for the fourth quarter of 2011.

Credit and debit card fees decreased $2.8 million, or 27.3 percent, for the first quarter of 2012 from the first quarter of 2011 and decreased $0.3 million, or 3.3 percent, from the fourth quarter of 2011. Service charges were essentially flat for the comparable quarters and declined $2.3 million, or 13.2 percent, on a sequential quarter basis. Insurance commissions rose $0.6 million, or 2.7 percent, for the comparable quarters and increased $3.7 million, or 19.3 percent, on a sequential quarter basis.

Noninterest Expense

Noninterest expense for the first quarter of 2012 was $135.7 million, compared with $130.0 million for the first quarter of 2011 and $135.9 million for the fourth quarter of 2011. Salaries and employee benefits expense increased to $74.9 million for the first quarter of 2012 from $70.4 million for the first quarter of 2011 and $70.5 million for the fourth quarter of 2011. This is attributable primarily to increases in FICA taxes, employee benefits and incentive compensation. Foreclosed property expense increased to $8.4 million for the first quarter of 2012 from $7.1 million for the first quarter of 2011 and declined from $10.8 million for the fourth quarter of 2011. Deposit insurance assessments were flat at $5.4 million on a comparable quarter basis and decreased on a sequential quarter basis from $5.7 million for the fourth quarter of 2011.

Capital Management

BancorpSouth remains a “well capitalized” financial holding company, as defined by federal regulations, with Tier 1 risk-based capital of 13.13 percent at March 31, 2012 and total risk based capital of 14.39 percent, compared with required minimum levels of 6 percent and 10 percent, respectively, for “well capitalized” classification. The Company’s equity capitalization is 100 percent common stock. BancorpSouth’s ratio of shareholders’ equity to assets increased

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BXS Announces First Quarter Results

April 23, 2012

to 10.46 percent at March 31, 2012, compared with 8.94 percent at March 31, 2011 and 9.72 percent at December 31, 2011. The ratio of tangible shareholders’ equity to tangible assets increased to 8.49 percent at March 31, 2012, compared with 6.95 percent at March 31, 2011 and 7.67 percent at December 31, 2011.

On January 24, 2012, the Company completed an underwritten public offering of 10,952,381 shares of Company common stock at a public offering price of $10.50 per share. The gross proceeds from the offering, before expenses, were $109.3 million. Offering expenses were approximately $575,000. The proceeds from the offering have been and will be used by the Company for general corporate purposes, including to maintain certain capital levels and liquidity at the Company, potentially provide equity capital to BancorpSouth Bank, fund growth either organically or through acquisition of other financial institutions, insurance agencies, or other businesses that are closely aligned to the operations of the Company, and fund investments in its subsidiaries. The impact of this offering is reflected in the financial statements as of and for the quarter ended March 31, 2012.

Summary

Patterson concluded, “Our first quarter results are reflective of the significant improvement in asset quality achieved over the past several quarters as well as a continued focus on organic growth in our noninterest revenue lines of business. The results reported for these lines of business continue to support our belief that they differentiate our Company from many of our peers. Over the past several quarters, significant efforts have been focused on asset quality improvement. Although continuing to improve asset quality is certainly still the top priority, we recognize the importance of focusing on quality loan production and improving efficiency. While we are encouraged by recent economic trends, we remain cautious about the prospects of significant near-term growth given the competitive landscape and subdued loan demand.

“BancorpSouth is focused on customer service and relationships. Our Company has been built on providing a comprehensive range of financial products including a wide array of deposit and loan offerings, mortgage lending, insurance, trust, and many other products and services. We have continued to work to strengthen relationships with existing clients and to develop relationships with new customers. We believe that our company is positioned to achieve long-term growth and increased shareholder value as the economic cycle improves.”

Conference Call

BancorpSouth will conduct a conference call to discuss its first quarter 2012 results on April 24, 2012, at 10:00 a.m. (Central Time). Investors may listen via the Internet by accessing BancorpSouth’s website at http://www.bancorpsouth.com. A replay of the conference call will be available at BancorpSouth’s website for at least two weeks following the call.

Forward-Looking Statements

Certain statements contained in this news release may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933,

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BXS Announces First Quarter Results

April 23, 2012

as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” “could” or “intend.” These forward-looking statements include, without limitation, statements relating to our use of proceeds from the public offering of our common stock, our differentiation from many of our peers because of our noninterest revenue lines of business, our ability to achieve long-term growth and increased shareholder value, and our use of non-GAAP financial measures.

We caution you not to place undue reliance on the forward-looking statements contained in this news release in that actual results could differ materially from those indicated in such forward-looking statements because of a variety of factors. These factors may include, but are not limited to, conditions in the financial markets and economic conditions generally, the ongoing debt crisis and the downgrade of the sovereign credit ratings for various nations, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act, and supervision of the Company’s operations, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, the effectiveness of the Company’s internal controls, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission.

BancorpSouth, Inc. is a financial holding company headquartered in Tupelo, Mississippi, with $13.3 billion in assets. BancorpSouth Bank, a wholly-owned subsidiary of BancorpSouth, Inc., operates 290 commercial banking, mortgage, insurance, trust and broker/dealer locations in Alabama, Arkansas, Florida, Louisiana, Mississippi, Missouri and Tennessee, including an insurance location in Illinois.

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BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Selected Financial Data

	Three Months Ended March 31,

	2012	2011
(Dollars in thousands, except per share amounts)
Earnings Summary:
Net interest revenue	$105,610	$109,437
Provision for credit losses	10,000	53,479
Noninterest revenue	72,360	68,311
Noninterest expense	135,680	130,010

Income (loss) before income taxes	32,290	(5,741)
Income tax provision (benefit)	9,424	(5,247)

Net income (loss)	$22,866	$(494)

Earnings (loss) per share: Basic	$0.25	$(0.01)

Diluted	$0.25	$(0.01)

Balance sheet data at March 31:
Total assets	$13,307,572	$13,547,238
Total earning assets	12,087,427	12,335,690
Loans and leases, net of unearned income	8,737,923	9,213,836
Allowance for credit losses	181,777	198,333
Total deposits	11,082,322	11,464,114
Common shareholders’ equity	1,392,199	1,211,061
Book value per share	14.74	14.51

Average balance sheet data:
Total assets	$13,088,358	$13,539,763
Total earning assets	11,964,721	12,394,769
Loans and leases, net of unearned interest	8,791,542	9,299,984
Total deposits	11,043,952	11,497,638
Common shareholders’ equity	1,363,709	1,219,399

Non-performing assets at March 31:
Non-accrual loans and leases	$253,227	$370,726
Loans and leases 90+ days past due, still accruing	1,698	4,829
Restructured loans and leases, still accruing	30,311	49,472
Other real estate owned	167,808	136,412

Total non-performing assets	453,044	561,439

Net charge-offs as a percentage of average loans (annualized)	1.06%	2.24%

Performance ratios (annualized):
Return on average assets	0.70%	(0.01%)
Return on common equity	6.74%	(0.16%)
Total shareholders’ equity to total assets	10.46%	8.94%
Tangible shareholders’ equity to tangible assets	8.49%	6.95%
Net interest margin	3.66%	3.69%

Average shares outstanding - basic	91,727,524	83,448,935
Average shares outstanding - diluted	91,769,863	83,448,935
Cash dividends per share	$0.01	$0.11

Tier I capital	13.13%	10.65%
Total capital	14.39%	11.92%
Tier I leverage capital	9.85%	8.01%

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BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Consolidated Balance Sheets

(Unaudited)

	Mar-12	Dec-11	Sep-11	Jun-11	Mar-11
	(Dollars in thousands)
Assets
Cash and due from banks	$184,441	$195,681	$161,876	$166,761	$146,989
Interest bearing deposits with other banks	665,675	303,663	338,250	304,344	102,312
Held-to-maturity securities, at amortized cost	—	—	—	—	1,667,203
Available-for-sale securities, at fair value	2,573,535	2,513,518	2,481,555	2,560,824	1,145,463
Federal funds sold and securities purchased under agreement to resell	—	—	—	—	150,000
Loans and leases	8,777,538	8,911,258	9,096,928	9,255,879	9,255,609
Less: Unearned income	39,615	40,947	41,023	41,326	41,773
Allowance for credit losses	181,777	195,118	199,686	197,627	198,333

Net loans and leases	8,556,146	8,675,193	8,856,219	9,016,926	9,015,503
Loans held for sale	110,294	83,458	100,687	70,519	56,876
Premises and equipment, net	321,720	323,383	323,285	328,075	329,862
Accrued interest receivable	50,008	51,266	53,338	55,525	61,105
Goodwill	271,297	271,297	271,297	271,297	271,297
Bank owned life insurance	202,698	200,085	197,945	197,028	194,988
Other real estate owned	167,808	173,805	162,686	151,204	136,412
Other assets	203,950	204,502	251,380	244,547	269,228

Total Assets	$13,307,572	$12,995,851	$13,198,518	$13,367,050	$13,547,238

Liabilities
Deposits:
Demand: Noninterest bearing	$2,260,012	$2,269,799	$2,198,535	$2,096,655	$2,027,990
Interest bearing	4,897,585	4,706,825	4,736,858	4,939,553	5,023,073
Savings	1,067,256	991,702	968,277	944,993	932,574
Other time	2,857,469	2,986,863	3,159,563	3,327,262	3,480,477

Total deposits	11,082,322	10,955,189	11,063,233	11,308,463	11,464,114
Federal funds purchased and securities sold under agreement to repurchase	401,089	373,933	449,501	426,097	421,782
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	1,500	1,500	1,500	703	2,715
Accrued interest payable	7,652	8,644	10,017	11,348	13,238
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	33,500	33,500	33,500	35,000	110,000
Other liabilities	228,998	199,861	213,702	178,424	164,016

Total Liabilities	11,915,373	11,732,939	11,931,765	12,120,347	12,336,177
Shareholders’ Equity
Common stock	236,090	208,709	208,722	208,722	208,704
Capital surplus	309,426	227,567	227,006	226,362	225,597
Accumulated other comprehensive income (loss)	(4,136)	(2,261)	14,595	6,289	(16,579)
Retained earnings	850,819	828,897	816,430	805,330	793,339

Total Shareholders’ Equity	1,392,199	1,262,912	1,266,753	1,246,703	1,211,061

Total Liabilities & Shareholders’ Equity	$13,307,572	$12,995,851	$13,198,518	$13,367,050	$13,547,238

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BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Consolidated Average Balance Sheets

(Unaudited)

	Mar-12	Dec-11	Sep-11	Jun-11	Mar-11
	(Dollars in thousands)
Assets
Cash and due from banks	$160,827	$151,004	$148,409	$151,194	$156,329
Interest bearing deposits with other banks	603,714	384,231	309,146	187,901	167,271
Held-to-maturity securities, at amortized cost	—	—	—	1,097,562	1,653,284
Available-for-sale securities, at fair value	2,507,941	2,509,943	2,529,482	1,609,720	1,085,131
Federal funds sold and securities purchased under agreement to resell	274	2,174	—	38,736	150,000
Loans and leases	8,832,104	8,995,035	9,179,730	9,291,434	9,342,939
Less: Unearned income	40,562	40,806	41,316	42,307	42,954
Allowance for credit losses	202,158	208,005	205,209	212,968	218,107

Net loans and leases	8,589,384	8,746,224	8,933,205	9,036,159	9,081,878
Loans held for sale	61,250	67,781	62,025	44,704	39,098
Premises and equipment, net	322,641	322,544	326,800	328,829	330,920
Accrued interest receivable	47,512	49,256	53,122	54,570	58,450
Goodwill	271,297	271,297	271,297	271,297	270,510
Bank owned life insurance	11,204	14,558	14,642	14,189	13,217
Other real estate owned	170,924	164,841	152,052	138,827	129,781
Other assets	341,390	362,926	374,475	391,872	403,894

Total Assets	$13,088,358	$13,046,779	$13,174,655	$13,365,560	$13,539,763

Liabilities
Deposits:
Demand: Noninterest bearing	$2,139,371	$2,248,904	$2,147,707	$2,018,197	$1,893,720
Interest bearing	4,960,060	4,714,059	4,789,462	4,977,764	5,153,063
Savings	1,027,611	975,892	957,871	941,169	897,312
Other time	2,916,910	3,078,376	3,246,332	3,418,741	3,553,543

Total deposits	11,043,952	11,017,231	11,141,372	11,355,871	11,497,638
Federal funds purchased and securities sold under agreement to repurchase	358,124	430,968	457,640	423,949	430,930
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	1,500	1,500	486	1,641	2,719
Accrued interest payable	9,392	10,617	12,108	13,558	14,873
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	33,500	33,500	34,984	89,395	110,000
Other liabilities	117,869	123,746	115,938	98,553	103,892

Total Liabilities	11,724,649	11,777,874	11,922,840	12,143,279	12,320,364
Shareholders’ Equity
Common stock	231,276	208,722	208,722	208,715	208,704
Capital surplus	294,973	227,201	226,582	225,912	225,162
Accumulated other comprehensive income (loss)	(2,269)	8,927	6,379	(10,040)	(14,346)
Retained earnings	839,729	824,055	810,132	797,694	799,879

Total Shareholders’ Equity	1,363,709	1,268,905	1,251,815	1,222,281	1,219,399

Total Liabilities & Shareholders’ Equity	$13,088,358	$13,046,779	$13,174,655	$13,365,560	$13,539,763

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BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Consolidated Condensed Statements of Income

(Dollars in thousands, except per share data)

(Unaudited)

	Quarter Ended
	Mar-12	Dec-11	Sep-11	Jun-11	Mar-11
INTEREST REVENUE:
Loans and leases	$109,012	$112,566	$114,260	$116,892	$117,358
Deposits with other banks	401	252	203	124	122
Federal funds sold and securities purchased under agreement to resell	—	1	—	35	131
Held-to-maturity securities:
Taxable	—	—	—	5,066	8,014
Tax-exempt	—	—	—	2,291	3,347
Available-for-sale securities:
Taxable	11,162	11,781	13,172	10,451	8,585
Tax-exempt	4,256	4,158	4,130	1,871	824
Loans held for sale	544	635	632	505	447

Total interest revenue	125,375	129,393	132,397	137,235	138,828

INTEREST EXPENSE:
Interest bearing demand	4,449	4,737	5,324	6,039	6,546
Savings	714	747	828	810	826
Other time	11,291	13,104	14,837	16,285	17,483
Federal funds purchased and securities sold under agreement to repurchase	63	76	95	135	152
FHLB borrowings	367	367	375	1,194	1,523
Junior subordinated debt	2,879	2,871	2,861	2,860	2,859
Other	2	2	2	—	2

Total interest expense	19,765	21,904	24,322	27,323	29,391

Net interest revenue	105,610	107,489	108,075	109,912	109,437
Provision for credit losses	10,000	19,250	25,112	32,240	53,479

Net interest revenue, after provision for credit losses	95,610	88,239	82,963	77,672	55,958

NONINTEREST REVENUE:
Mortgage lending	15,142	8,928	(1,443)	2,003	7,581
Credit card, debit card and merchant fees	7,523	7,783	12,981	11,263	10,346
Service charges	15,116	17,412	17,334	16,556	15,368
Trust income	2,282	3,348	2,854	2,850	3,134
Security gains, net	74	18	2,047	10,045	17
Insurance commissions	23,153	19,416	22,012	22,941	22,549
Other	9,070	8,430	6,270	9,486	9,316

Total noninterest revenue	72,360	65,335	62,055	75,144	68,311

NONINTEREST EXPENSE:
Salaries and employee benefits	74,931	70,512	71,851	70,142	70,375
Occupancy, net of rental income	10,066	10,315	11,144	10,232	10,671
Equipment	5,333	5,108	5,346	5,595	5,658
Deposit insurance assessments	5,383	5,674	3,781	6,436	5,425
Prepayment penalty on FHLB borrowings	—	—	—	9,778	—
Other	39,967	44,247	38,576	34,886	37,881

Total noninterest expenses	135,680	135,856	130,698	137,069	130,010

Income (loss) before income taxes	32,290	17,718	14,320	15,747	(5,741)
Income tax expense (benefit)	9,424	4,415	2,386	2,921	(5,247)

Net income (loss)	$22,866	$13,303	$11,934	$12,826	$(494)

Net income (loss) per share: Basic	$0.25	$0.16	$0.14	$0.15	$(0.01)

Diluted	$0.25	$0.16	$0.14	$0.15	$(0.01)

- MORE -

BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Mar-12	Dec-11	Sep-11	Jun-11	Mar-11
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$1,441,727	$1,473,728	$1,503,391	$1,526,686	$1,484,223
Real estate
Consumer mortgages	1,937,997	1,945,190	1,966,124	1,971,499	1,958,367
Home equity	501,331	514,362	523,030	531,787	531,406
Agricultural	256,683	239,487	249,715	255,310	250,393
Commercial and industrial-owner occupied	1,287,542	1,301,575	1,329,644	1,366,734	1,316,824
Construction, acquisition and development	858,110	908,362	976,694	1,060,675	1,117,335
Commercial real estate	1,742,001	1,754,022	1,772,003	1,764,648	1,831,226
Credit cards	100,527	106,281	103,232	101,955	100,732
All other	612,005	627,304	632,072	635,259	623,330

Total loans	$8,737,923	$8,870,311	$9,055,905	$9,214,553	$9,213,836

ALLOWANCE FOR CREDIT LOSSES:
Balance, beginning of period	$195,118	$199,686	$197,627	$198,333	$196,913

Loans and leases charged off:
Commercial and industrial	(4,272)	(1,677)	(1,295)	(5,556)	(8,809)
Real estate
Consumer mortgages	(4,216)	(2,953)	(2,344)	(1,629)	(3,260)
Home equity	(851)	(1,667)	(1,712)	(1,391)	(1,082)
Agricultural	(96)	(110)	(2,345)	(373)	(592)
Commercial and industrial-owner occupied	(3,868)	(1,136)	(4,222)	(3,228)	(1,716)
Construction, acquisition and development	(11,394)	(10,539)	(7,697)	(16,783)	(32,343)
Commercial real estate	(2,809)	(6,858)	(4,467)	(1,597)	(4,514)
Credit cards	(562)	(706)	(760)	(725)	(881)
All other	(758)	(794)	(770)	(4,971)	(553)

Total loans charged off	(28,826)	(26,440)	(25,612)	(36,253)	(53,750)

Recoveries:
Commercial and industrial	1,542	446	348	589	184
Real estate
Consumer mortgages	323	263	485	220	143
Home equity	315	43	51	46	45
Agricultural	10	76	—	45	2
Commercial and industrial-owner occupied	351	100	99	21	173
Construction, acquisition and development	2,155	971	923	1,493	564
Commercial real estate	383	340	300	392	13
Credit cards	118	168	141	239	255
All other	288	215	212	262	312

Total recoveries	5,485	2,622	2,559	3,307	1,691

Net charge-offs	(23,341)	(23,818)	(23,053)	(32,946)	(52,059)

Provision charged to operating expense	10,000	19,250	25,112	32,240	53,479

Balance, end of period	$181,777	$195,118	$199,686	$197,627	$198,333

Average loans for period	$8,791,542	$8,954,229	$9,138,414	$9,249,127	$9,300,029

Ratio:
Net charge-offs to average loans (annualized)	1.06%	1.06%	1.01%	1.42%	2.24%

- MORE -

BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Mar-12	Dec-11	Sep-11	Jun-11	Mar-11
NON-PERFORMING ASSETS
NON-PERFORMING LOANS AND LEASES:
Nonaccrual Loans and Leases
Commercial and industrial	$11,025	$12,260	$11,122	$9,337	$14,655
Real estate
Consumer mortgages	46,562	47,878	44,100	34,174	36,025
Home equity	2,687	2,036	2,634	1,232	1,543
Agricultural	4,254	4,179	6,254	8,526	7,597
Commercial and industrial-owner occupied	32,842	33,112	26,977	26,387	24,638
Construction, acquisition and development	115,649	133,110	171,566	200,434	224,847
Commercial real estate	35,715	40,616	49,500	48,571	58,945
Credit cards	509	594	551	546	617
All other	3,984	3,013	1,775	1,869	1,859

Total nonaccrual loans and leases	$253,227	$276,798	$314,479	$331,076	$370,726

Loans and Leases 90+ Days Past Due, Still Accruing:
Commercial and industrial	$10	$12	$1,846	$118	$501
Real estate
Consumer mortgages	1,314	2,974	4,136	2,482	3,152
Home equity	—	—	134	242	139
Agricultural	—	—	131	—	7
Commercial and industrial-owner occupied	—	—	42	—	255
Construction, acquisition and development	—	—	290	432	19
Commercial real estate	—	—	106	19	7
Credit cards	228	299	257	299	240
All other	146	149	412	388	509

Total loans and leases 90+ days past due, still accruing	1,698	3,434	7,354	3,980	4,829

Restructured Loans and Leases, Still Accruing	30,311	42,018	40,966	44,786	49,472

Total non-performing loans and leases	285,236	322,250	362,799	379,842	425,027

OTHER REAL ESTATE OWNED:	167,808	173,805	162,686	151,204	136,412

Total Non-performing Assets	$453,044	$496,055	$525,485	$531,046	$561,439

Additions to Nonaccrual Loans and Leases During the Quarter	$40,392	$39,474	$60,799	$50,427	$111,241

Loans and Leases 30-89 Days Past Due, Still Accruing:
Commercial and industrial	$4,809	$8,065	$9,759	$7,903	$8,407
Real estate
Consumer mortgages	10,736	15,864	20,144	18,621	17,136
Home equity	2,248	2,037	2,066	2,916	2,492
Agricultural	663	339	1,485	2,901	818
Commercial and industrial-owner occupied	3,332	2,154	7,348	2,786	4,369
Construction, acquisition and development	2,431	2,714	4,469	4,939	8,047
Commercial real estate	2,104	3,292	5,136	4,091	7,090
Credit cards	686	802	851	785	969
All other	1,983	2,280	2,832	3,005	2,192

Total Loans and Leases 30-89 days past due, still accruing	$28,992	$37,547	$54,090	$47,947	$51,520

Credit Quality Ratios:
Provision for credit losses to average loans and leases (annualized)	0.45%	0.86%	1.10%	1.39%	2.30%
Allowance for credit losses to net loans and leases	2.08%	2.20%	2.21%	2.14%	2.15%
Allowance for credit losses to non-performing assets	40.12%	39.33%	38.00%	37.21%	35.33%
Allowance for credit losses to non-performing loans and leases	63.73%	60.55%	55.04%	52.03%	46.66%
Non-performing loans and leases to net loans and leases	3.26%	3.63%	4.01%	4.12%	4.61%
Non-performing assets to net loans and leases	5.18%	5.59%	5.80%	5.76%	6.09%

- MORE -

BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Mar-12	Dec-11	Sep-11	Jun-11	Mar-11
REAL ESTATE CONSTRUCTION, ACQUISITION AND DEVELOPMENT (“CAD”) PORTFOLIO:
Outstanding Balance
Multi-family construction	$4,683	$2,138	$10,349	$19,116	$21,051
One-to-four family construction	159,281	169,827	181,445	198,809	212,435
Recreation and all other loans	63,407	67,235	61,084	66,366	63,686
Commercial construction	122,173	130,124	140,570	160,834	155,402
Commercial acquisition and development	191,783	197,044	206,516	222,460	244,950
Residential acquisition and development	316,783	341,994	376,730	393,090	419,811

Total outstanding balance	$858,110	$908,362	$976,694	$1,060,675	$1,117,335

Nonaccrual CAD Loans
Multi-family construction	$—	$1,067	$—	$9,174	$8,352
One-to-four family construction	11,953	14,690	17,937	24,537	33,570
Recreation and all other loans	386	436	712	774	708
Commercial construction	3,702	5,235	10,159	16,618	20,889
Commercial acquisition and development	23,464	23,968	31,862	37,207	47,200
Residential acquisition and development	76,144	87,714	110,896	112,124	114,128

Total nonaccrual CAD loans	115,649	133,110	171,566	200,434	224,847

CAD Loans 90+ Days Past Due, Still Accruing:
Multi-family construction	—	—	—	—	—
One-to-four family construction	—	—	211	—	—
Recreation and all other loans	—	—	—	2	2
Commercial construction	—	—	—	—	—
Commercial acquisition and development	—	—	—	—	—
Residential acquisition and development	—	—	79	430	17

Total CAD loans 90+ days past due, still accruing	—	—	290	432	19

Restructured CAD Loans, Still Accruing
Multi-family construction	—	—	—	—	—
One-to-four family construction	799	318	321	1,697	113
Recreation and all other loans	847	852	24	24	—
Commercial construction	977	—	—	—	—
Commercial acquisition and development	2,975	433	1,415	1,415	834
Residential acquisition and development	106	446	410	2,274	3,408

Total restructured CAD loans, still accruing	5,704	2,049	2,170	5,410	4,355

Total Non-performing CAD loans	$121,353	$135,159	$174,026	$206,276	$229,221

CAD NPL as a % of Outstanding CAD Balance
Multi-family construction	—	49.9%	—	48.0%	39.7%
One-to-four family construction	8.0%	8.8%	10.2%	13.2%	15.9%
Recreation and all other loans	1.9%	1.9%	1.2%	1.2%	1.1%
Commercial construction	3.8%	4.0%	7.2%	10.3%	13.4%
Commercial acquisition and development	13.8%	12.4%	16.1%	17.4%	19.6%
Residential acquisition and development	24.1%	25.8%	29.6%	29.2%	28.0%
Total CAD NPL as a % of outstanding CAD balance	14.1%	14.9%	17.8%	19.4%	20.5%

- MORE -

BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	March 31, 2012
	Pass	Special Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,376,983	$6,449	$47,783	$4,159	$247	$6,106	$1,441,727
Real estate
Consumer mortgages	1,729,187	23,918	151,679	4,351	446	28,416	1,937,997
Home equity	476,300	2,793	19,626	754	275	1,583	501,331
Agricultural	229,865	1,936	21,763	20	—	3,099	256,683
Commercial and industrial-owner occupied	1,151,368	24,662	83,041	230	89	28,152	1,287,542
Construction, acquisition and development	601,396	22,939	121,556	956	—	111,263	858,110
Commercial real estate	1,491,021	47,535	171,891	72	—	31,482	1,742,001
Credit cards	100,527	—	—	—	—	—	100,527
All other	575,399	16,685	18,222	678	10	1,011	612,005

Total loans	$7,732,046	$146,917	$635,561	$11,220	$1,067	$211,112	$8,737,923

- MORE -

BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	As of
	Mar-12	Dec-11	Sep-11	Jun-11	Mar-11
Unpaid principal balance of impaired loans	$266,483	$287,099	$342,839	$374,760	$423,497
Cumulative charge-offs on impaired loans	55,371	52,176	62,950	71,103	84,676

Impaired nonaccrual loan and lease outstanding balance	211,112	234,923	279,889	303,657	338,821

Other non-accrual loans and leases not impaired	42,115	41,875	34,590	27,419	31,905

Total non-accrual loans and leases	$253,227	$276,798	$314,479	$331,076	$370,726

Allowance for impaired loans	25,546	39,708	38,657	46,810	49,419

Nonaccrual loans and leases, net of specific reserves	$227,681	$237,090	$275,822	$284,266	$321,307

Loans and leases 90+ days past due, still accruing	$1,698	$3,434	$7,354	$3,980	$4,829
Restructured loans and leases, still accruing	30,311	42,018	40,966	44,786	49,472

Total non-performing loans and leases	$285,236	$322,250	$362,799	$379,842	$425,027

Allowance for impaired loans	$25,546	$39,708	$38,657	$46,810	$49,419
Allowance for all other loans and leases	156,231	155,410	161,029	150,817	148,914

Total allowance for credit losses	$181,777	$195,118	$199,686	$197,627	$198,333

Outstanding balance of impaired loans	$211,112	$234,923	$279,889	$303,657	$338,821
Allowance for impaired loans	25,546	39,708	38,657	46,810	49,419

Net book value of impaired loans	$185,566	$195,215	$241,232	$256,847	$289,402

Net book value of impaired loans as a % of unpaid principal balance	70%	68%	70%	69%	68%

Coverage of other non-accrual loans and leases not impaired by the allowance for all other loans and leases	371%	371%	466%	550%	467%

Coverage of non-performing loans and leases not impaired by the allowance for all other loans and leases	211%	178%	194%	198%	173%

- MORE -

BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Geographical Information

(Dollars in thousands)

(Unaudited)

	March 31, 2012
	Alabama and Florida Panhandle	Arkansas	Mississippi	Missouri	Greater Memphis Area	Tennessee	Texas and Louisiana	Other	Total
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$56,958	$165,503	$333,153	$51,881	$16,991	$78,288	$249,569	$489,384	$1,441,727
Real estate
Consumer mortgages	108,285	270,476	757,160	55,566	82,585	166,615	444,094	53,216	1,937,997
Home equity	57,995	39,922	170,628	24,849	67,484	75,894	62,253	2,306	501,331
Agricultural	5,775	83,839	72,900	3,937	9,262	13,199	62,470	5,301	256,683
Commercial and industrial-owner occupied	114,985	166,065	453,201	68,002	95,874	95,133	244,967	49,315	1,287,542
Construction, acquisition and development	104,362	69,566	244,459	48,115	95,198	92,608	185,781	18,021	858,110
Commercial real estate	203,365	342,591	342,816	219,999	115,186	101,142	362,700	54,202	1,742,001
Credit cards	—	—	—	—	—	—	—	100,527	100,527
All other	31,347	88,646	195,309	5,662	57,105	47,204	95,521	91,211	612,005

Total loans	$683,072	$1,226,608	$2,569,626	$478,011	$539,685	$670,083	$1,707,355	$863,483	$8,737,923

CAD PORTFOLIO:
Multi-family construction	$2,634	$—	$11	$—	$—	$675	$1,363	$—	$4,683
One-to-four family construction	26,983	12,703	41,728	6,787	9,580	28,030	32,890	580	159,281
Recreation and all other loans	1,735	8,937	31,632	562	3,174	845	16,522	—	63,407
Commercial construction	14,363	5,930	36,794	2,619	9,093	19,605	30,253	3,516	122,173
Commercial acquisition and development	13,905	16,392	52,641	15,018	32,228	16,719	38,903	5,977	191,783
Residential acquisition and development	44,742	25,604	81,653	23,129	41,123	26,734	65,850	7,948	316,783

Total CAD loans	$104,362	$69,566	$244,459	$48,115	$95,198	$92,608	$185,781	$18,021	$858,110

NON-PERFORMING LOANS AND LEASES:
Commercial and industrial	$2,455	$2,175	$789	$3,414	$7	$215	$2,756	$669	$12,480
Real estate
Consumer mortgages	5,655	4,716	12,654	5,172	3,074	5,820	7,171	7,963	52,225
Home equity	952	26	406	—	487	501	313	2	2,687
Agricultural	96	214	1,007	1,388	1,296	252	—	1	4,254
Commercial and industrial-owner occupied	8,923	6,164	7,344	1,567	4,402	5,508	3,183	2	37,093
Construction, acquisition and development	20,596	5,702	7,932	13,813	24,274	15,866	31,272	1,898	121,353
Commercial real estate	10,500	1,813	8,113	12,649	3,190	5,116	3,500	1,963	46,844
Credit cards	—	—	—	—	—	—	—	3,060	3,060
All other	325	2,204	1,053	118	31	1,157	198	154	5,240

Total loans	$49,502	$23,014	$39,298	$38,121	$36,761	$34,435	$48,393	$15,712	$285,236

- MORE -

BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	March 31, 2012
	Alabama and Florida Panhandle	Arkansas	Mississippi	Missouri	Greater Memphis Area	Tennessee	Texas and Louisiana	Other	Total
OTHER REAL ESTATE OWNED:
Commercial and industrial	$423	$16	$—	$—	$821	$—	$—	$—	$1,260
Real estate									—
Consumer mortgages	3,505	615	2,970	—	4,713	3,523	111	3,377	18,814
Home equity	—	26	22	—	586	141	—	—	775
Agricultural	902	—	730	—	1,164	2,371	—	—	5,167
Commercial and industrial-owner occupied	1,564	656	2,583	2,113	1,829	164	174	291	9,374
Construction, acquisition and development	16,179	1,766	25,510	1,965	46,007	19,458	2,630	—	113,515
Commercial real estate	3,557	1,744	3,241	307	7,318	—	233	579	16,979
All other	209	83	990	117	437	—	55	33	1,924
Total loans	$26,339	$4,906	$36,046	$4,502	$62,875	$25,657	$3,203	$4,280	$167,808

	Quarter Ended
	Mar-12	Dec-11	Sep-11	Jun-11	Mar-11
OTHER REAL ESTATE OWNED:
Balance, beginning of period	$173,805	$162,686	$151,204	$136,412	$133,412
Additions to foreclosed properties
New foreclosed property	10,766	36,507	29,063	38,199	21,464
Reductions in foreclosed properties
Sales	(11,771)	(16,688)	(13,136)	(21,135)	(13,528)
Writedowns	(4,992)	(8,700)	(4,445)	(2,272)	(4,936)

Balance, end of period	$167,808	$173,805	$162,686	$151,204	$136,412

FORECLOSED PROPERTY EXPENSE
Loss (gain) on sale of other real estate owned	$770	$711	$16	$(140)	$492
Writedown of other real estate owned	4,992	8,700	4,445	2,272	4,936
Other foreclosed property expense	2,648	1,422	1,655	1,633	1,654

Total foreclosed property expense	$8,410	$10,833	$6,116	$3,765	$7,082

- MORE -

BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Noninterest Revenue and Expense

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Mar-12	Dec-11	Sep-11	Jun-11	Mar-11
NONINTEREST REVENUE:
Mortgage lending	$15,142	$8,928	$(1,443)	$2,003	$7,581
Credit card, debit card and merchant fees	7,523	7,783	12,981	11,263	10,346
Service charges	15,116	17,412	17,334	16,556	15,368
Trust income	2,282	3,348	2,854	2,850	3,134
Securities gains, net	74	18	2,047	10,045	17
Insurance commissions	23,153	19,416	22,012	22,941	22,549
Annuity fees	642	382	552	1,094	1,296
Brokerage commissions and fees	1,438	1,215	1,627	1,437	1,638
Bank-owned life insurance	2,613	2,007	1,734	2,223	1,699
Other miscellaneous income	4,377	4,826	2,357	4,732	4,683

Total noninterest revenue	$72,360	$65,335	$62,055	$75,144	$68,311

NONINTEREST EXPENSE:
Salaries and employee benefits	$74,931	$70,512	$71,851	$70,142	$70,375
Occupancy, net of rental income	10,066	10,315	11,144	10,232	10,671
Equipment	5,333	5,108	5,346	5,595	5,658
Deposit insurance assessments	5,383	5,674	3,781	6,436	5,425
Prepayment penalty on FHLB borrowings	—	—	—	9,778	—
Advertising	841	1,778	1,140	1,291	889
Foreclosed property expense	8,409	10,833	6,116	3,765	7,082
Telecommunications	2,206	2,110	2,097	2,036	2,143
Public relations	1,466	1,244	1,415	1,554	1,514
Data processing	2,764	2,398	2,614	2,365	2,301
Computer software	1,803	1,892	1,863	1,899	1,848
Amortization of intangibles	763	813	823	833	854
Legal	2,216	3,947	1,467	1,158	2,598
Postage and shipping	1,255	1,163	1,182	1,171	1,297
Other miscellaneous expense	18,244	18,069	19,859	18,814	17,355

Total noninterest expense	$135,680	$135,856	$130,698	$137,069	$130,010

INSURANCE COMMISSIONS:
Property and casualty commissions	$14,430	$14,033	$16,226	$16,527	$13,683
Life and health commissions	4,724	4,024	4,359	4,301	4,477
Risk management income	655	597	703	596	713
Other	3,344	762	724	1,517	3,676

Total insurance commissions	$23,153	$19,416	$22,012	$22,941	$22,549

- MORE -

BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Mar-12	Dec-11	Sep-11	Jun-11	Mar-11
MORTGAGE SERVICING RIGHTS:
Fair value, beginning of period	$30,174	$29,159	$39,455	$42,306	$38,642
Additions to mortgage servicing rights:
Originations of servicing assets	3,525	3,754	3,127	2,380	2,431
Changes in fair value:
Due to payoffs/paydowns	(1,726)	(1,745)	(1,745)	(1,390)	(1,300)
Due to change in valuation inputs or assumptions used in the valuation model	3,697	(991)	(11,676)	(3,839)	2,540
Other changes in fair value	(2)	(3)	(2)	(2)	(7)

Fair value, end of period	$35,668	$30,174	$29,159	$39,455	$42,306

MORTGAGE LENDING REVENUE:
Production revenue:
Origination	$9,720	$8,308	$8,688	$4,066	$3,224
Servicing	3,451	3,356	3,290	3,166	3,117
Payoffs/Paydowns	(1,726)	(1,745)	(1,745)	(1,390)	(1,300)

Total production revenue	11,445	9,919	10,233	5,842	5,041
Market value adjustment	3,697	(991)	(11,676)	(3,839)	2,540

Total mortgage lending revenue (loss)	$15,142	$8,928	$(1,443)	$2,003	$7,581

HELD-TO-MATURITY SECURITIES, at amortized cost
U.S. Government agencies	$—	$—	$—	$—	$1,278,185
Obligations of states and political subdivisions	—	—	—	—	389,018

Total held-to-maturity securities	$—	$—	$—	$—	$1,667,203

AVAILABLE-FOR-SALE SECURITIES, at fair value
U.S. Government agencies	$1,578,441	$1,501,243	$1,497,456	$1,599,231	$459,763
Government agency issued residential mortgage-back securities	385,146	404,610	420,689	430,402	529,302
Government agency issued commercial mortgage-back securities	31,647	34,599	34,475	31,627	30,938
Obligations of states and political subdivisions	568,642	563,520	519,431	486,653	111,380
Other	9,659	9,546	9,504	12,911	14,080

Total available-for-sale securities	$2,573,535	$2,513,518	$2,481,555	$2,560,824	$1,145,463

- MORE -

BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended March 31, 2012
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$8,852,792	$110,407	5.02%
Available-for-sale securities:
Taxable	2,058,859	11,272	2.20%
Tax-exempt	449,082	6,547	5.86%
Short-term investments	603,988	401	0.27%

Total interest earning assets and revenue	11,964,721	128,627	4.32%
Other assets	1,325,795
Less: allowance for credit losses	(202,158)

Total	$13,088,358

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,960,060	$4,449	0.36%
Savings	1,027,611	714	0.28%
Other time	2,916,910	11,291	1.56%
Short-term borrowings	359,690	83	0.09%
Junior subordinated debt	160,312	2,879	7.22%
Long-term debt	33,500	349	4.19%

Total interest bearing liabilities and expense	9,458,083	19,765	0.84%
Demand deposits - noninterest bearing	2,139,371
Other liabilities	127,195

Total liabilities	11,724,649
Shareholders’ equity	1,363,709

Total	$13,088,358

Net interest revenue		$108,862

Net interest margin			3.66%
Net interest rate spread			3.48%
Interest bearing liabilities to interest earning assets			79.05%

Net interest tax equivalent adjustment		$3,252

- MORE -

BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended December 31, 2011

(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,022,010	$114,094	5.02%
Available-for-sale securities:
Taxable	2,083,983	11,891	2.26%
Tax-exempt	425,960	6,396	5.96%
Short-term investments	386,405	253	0.26%

Total interest earning assets and revenue	11,918,358	132,634	4.42%
Other assets	1,336,426
Less: allowance for credit losses	(208,005)

Total	$13,046,779

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,714,059	$4,737	0.40%
Savings	975,892	746	0.30%
Other time	3,078,376	13,104	1.69%
Short-term borrowings	432,539	95	0.09%
Junior subordinated debt	160,312	2,871	7.11%
Long-term debt	33,500	350	4.15%

Total interest bearing liabilities and expense	9,394,678	21,903	0.92%
Demand deposits - noninterest bearing	2,248,904
Other liabilities	134,292

Total liabilities	11,777,874
Shareholders’ equity	1,268,905

Total	$13,046,779

Net interest revenue		$110,731

Net interest margin			3.69%
Net interest rate spread			3.49%
Interest bearing liabilities to interest earning assets			78.83%

Net interest tax equivalent adjustment		$3,241

- MORE -

BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended September 30, 2011
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,200,439	$115,605	4.99%
Available-for-sale securities:
Taxable	2,123,772	13,283	2.48%
Tax-exempt	405,710	6,354	6.21%
Short-term investments	309,146	203	0.26%

Total interest earning assets and revenue	12,039,067	135,445	4.46%
Other assets	1,340,797
Less: allowance for credit losses	(205,209)

Total	$13,174,655

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,789,462	$5,323	0.44%
Savings	957,871	828	0.34%
Other time	3,246,332	14,837	1.81%
Short-term borrowings	458,199	112	0.10%
Junior subordinated debt	160,312	2,861	7.08%
Long-term debt	34,984	361	4.09%

Total interest bearing liabilities and expense	9,647,160	24,322	1.00%
Demand deposits - noninterest bearing	2,147,707
Other liabilities	127,973

Total liabilities	11,922,840
Shareholders’ equity	1,251,815

Total	$13,174,655

Net interest revenue		$111,123

Net interest margin			3.66%
Net interest rate spread			3.46%
Interest bearing liabilities to interest earning assets			80.13%

Net interest tax equivalent adjustment		$3,048

- MORE -

BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended June 30, 2011
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,293,831	$118,284	5.10%
Held-to-maturity securities:
Taxable	887,767	5,143	2.32%
Tax-exempt	209,795	3,523	6.74%
Available-for-sale securities:
Taxable	1,432,822	10,485	2.94%
Tax-exempt	176,898	2,879	6.53%
Short-term investments	226,638	160	0.28%

Total interest earning assets and revenue	12,227,751	140,474	4.61%
Other assets	1,350,777
Less: allowance for credit losses	(212,968)

Total	$13,365,560

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,977,764	$6,040	0.49%
Savings	941,169	810	0.35%
Other time	3,418,741	16,284	1.91%
Short-term borrowings	425,666	155	0.15%
Junior subordinated debt	160,312	2,860	7.16%
Long-term debt	89,395	1,174	5.27%

Total interest bearing liabilities and expense	10,013,047	27,323	1.09%
Demand deposits - noninterest bearing	2,018,197
Other liabilities	112,035

Total liabilities	12,143,279
Shareholders’ equity	1,222,281

Total	$13,365,560

Net interest revenue		$113,151

Net interest margin			3.71%
Net interest rate spread			3.51%
Interest bearing liabilities to interest earning assets			81.89%

Net interest tax equivalent adjustment		$3,239

- MORE -

BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended March 31, 2011
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,339,083	$118,648	5.15%
Held-to-maturity securities:
Taxable	1,322,668	8,124	2.49%
Tax-exempt	330,616	5,150	6.32%
Available-for-sale securities:
Taxable	1,014,404	8,585	3.43%
Tax-exempt	70,727	1,267	7.27%
Short-term investments	317,271	253	0.32%

Total interest earning assets and revenue	12,394,769	142,026	4.65%
Other assets	1,363,101
Less: allowance for credit losses	(218,107)

Total	$13,539,763

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$5,153,063	$6,546	0.52%
Savings	897,312	826	0.37%
Other time	3,553,543	17,483	2.00%
Short-term borrowings	433,743	193	0.18%
Junior subordinated debt	160,312	2,859	7.23%
Long-term debt	110,000	1,484	5.47%

Total interest bearing liabilities and expense	10,307,973	29,391	1.16%
Demand deposits - noninterest bearing	1,893,720
Other liabilities	118,671

Total liabilities	12,320,364
Shareholders’ equity	1,219,399

Total	$13,539,763

Net interest revenue		$112,635

Net interest margin			3.69%
Net interest rate spread			3.49%
Interest bearing liabilities to interest earning assets			83.16%

Net interest tax equivalent adjustment		$3,199

- MORE -

BXS Announces First Quarter Results

April 23, 2012

BancorpSouth, Inc.

Reconciliation of Non-GAAP Measures

(Dollars in thousands)

(Unaudited)

Reconciliation of Tangible Assets and Tangible Shareholders’ Equity to

Total Assets and Total Shareholders’ Equity (a):

	March 31,		December 31,
	2012	2011	2011
Tangible assets
Total assets	$13,307,572	$13,547,238	$12,995,851
Less: Goodwill	271,297	271,297	271,297
Other identifiable intangible assets	15,850	18,844	16,613

Total tangible assets	$13,020,425	$13,257,097	$12,707,941

Tangible shareholders’ equity
Total shareholders’ equity	$1,392,199	$1,211,061	$1,262,912
Less: Goodwill	271,297	271,297	271,297
Other identifiable intangible assets	15,850	18,844	16,613

Total tangible shareholders’ equity	$1,105,052	$920,920	$975,002

Tangible shareholders’ equity to tangible assets	8.49%	6.95%	7.67%

(a)	BancorpSouth, Inc. utilizes the ratio of tangible shareholders’ equity to tangible assets when evaluating the performance of the Company. Tangible shareholders’ equity is defined by the Company as total shareholders’ equity less goodwill and other identifiable intangible assets. Tangible assets are defined by the Company as total assets less goodwill and other identifiable intangible assets. Management believes the ratio of tangible shareholders’ equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company’s capital levels.

- END -